UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 22, 2021
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers;         Compensatory Arrangements of Certain Officers.

On December 22, 2021, the Compensation Committee of the Board of Directors of Charles River Laboratories International, Inc. (the “Company”) approved a one-time, long-term equity award to Joseph W. LaPlume, Corporate Executive Vice President, Corporate Development & Strategy. The one-time award is intended to recognize Mr. LaPlume’s prior contributions to, and his continued critical role in, the growth of the Company, and to further incentivize him in connection with the achievement of the Company’s strategic business goals over the next five years.

The effective grant date of the award is December 25, 2021. The award has an intended grant date fair value of $5,000,000, 50% of which will be issued in restricted stock units, substantially in the form of award typically awarded to executive officers, except that the award will vest on a cliff basis five years from the date of grant. The other 50% of the award will be issued in performance share units (PSUs) similar to the form of award typically provided to executive officers, except that: (1) performance will be based solely upon a five-year relative total shareholder return (rTSR) compared to the Standard & Poor Healthcare 500 Index; and (2) 100% payout will be attained upon 55% rTSR performance.

The description above of the equity award issued to Mr. LaPlume does not purport to be complete and is qualified in its entirety by reference to the full text of the award agreements, set forth in Exhibits 10.1 and 10.2 to this Form 8-K, and incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Charles River Laboratories International, Inc. Restricted Stock Unit Award dated December 25, 2021 granted to Joseph W. LaPlume
10.2	Charles River Laboratories International, Inc. Performance Share Unit Award dated December 25, 2021 granted to Joseph W. LaPlume
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	December 27, 2021	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Chief Compliance Officer & Corporate Secretary

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